UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2011

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

600 Research Drive
Wilmington, Massachusetts 01887
 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 30, 2011, Implant Sciences Corporation (the “Company”) and DMRJ Group LLC (“DMRJ”), entered into an Omnibus Fourth Amendment to Credit Agreement and Sixth Amendment to Note and Warrant Purchase Agreement (the “Amendment”), pursuant to which the maturity of all of the Company’s indebtedness to DMRJ, including indebtedness under (i) an amended and restated senior secured convertible promissory note dated March 12, 2009, (ii) a senior secured convertible promissory note dated July 1, 2009 and (iii) an amended and restated revolving promissory note dated April 23, 2010 (collectively, the “Notes”), was extended from March 31, 2011 to April 7, 2011. The Amendment also increased the amount the Company may borrow under the revolving promissory note from $10,000,000 to $15,000,000.

The Company’s subsidiaries, Accurel Systems International Corporation, C Acquisition Corp. and IMX Acquisition Corp., each of which has guaranteed the Company’s obligations under the Notes, joined in the execution of the Amendment and reconfirmed their respective obligations as guarantors under the Company’s credit documents.

Item 2.02	Results of Operations and Financial Condition

On April 4, 2011, the Company issued a press release announcing its financial results for the fiscal 2011 second quarter ended December 31, 2010.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures in Item 1.01 above, which are incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure

On April 4, 2011, the Company issued a press release announcing the events described in Item 2.02 above. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                         Description

10.1	Omnibus Fourth Amendment to Credit Agreement and Sixth Amendment to Note and Warrant Purchase Agreement, dated as of March 30, 2011 between Implant Sciences Corporation and DMRJ Group LLC.

99.1	Press Release of Implant Sciences Corporation dated April 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Glen D. Bolduc
Glenn D. Bolduc
President and Chief Executive Officer

Date:  April 4, 2011

EXHIBIT INDEX

Exhibit No.                         Description

10.1	Omnibus Fourth Amendment to Credit Agreement and Sixth Amendment to Note and Warrant Purchase Agreement, dated as of March 30, 2011 between Implant Sciences Corporation and DMRJ Group LLC.

99.1	Press Release of Implant Sciences Corporation dated April 4, 2011.